SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                         Date of Report
                        (Date of earliest
                        event reported): October 14, 2003


                               Badger Meter, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                                1-6706                 39-0143280
---------------                          ----------------          ----------
(State or other                          (Commission File         (IRS Employer
jurisdiction of                               Number)        Identification No.)
incorporation)


              4545 West Brown Deer Road, Milwaukee, Wisconsin 53223
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 355-0400
                          -----------------------------
                         (Registrant's telephone number)



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Item 7.           Financial Statements and Exhibits.
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                    (a)  Financial Statements of Business Acquired.
                         ------------------------------------------

                    Not  applicable.

                    (b)  Pro Forma Financial Information.
                         --------------------------------

                    Not  applicable.

                    (c)  Exhibits.
                         --------

                  The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.



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Item 12.          Results of Operations and Financial Condition.
-------           ---------------------------------------------

                  As required by Section 401(b) of the Sarbanes-Oxley Act, Badger Meter, Inc. is filing its quarterly earnings release.


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                                   SIGNATURES
                                   ----------
                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BADGER METER, INC.



Date:  October 14, 2003       By: /s/ Richard E. Johnson
                                  ----------------------------------------------
                                  Richard E. Johnson
                                  Senior Vice President - Finance and Treasurer Chief Financial Officer




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



                               BADGER METER, INC.

                   Exhibit Index to Current Report on Form 8-K
                             Dated October 14, 2003


Exhibit
Number
------                                   Description
                                         -----------

 (99.1)           Badger Meter, Inc. Press Release, dated October 14, 2003.


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